Pursuant to Rule 497(e)
Registration No. 33-74470

ADVANTAGE PRIMARY LIQUIDITY FUND (TICKER SYMBOL: ADLXX)

ADVANTAGE GOVERNMENT LIQUIDITY FUND (TICKER SYMBOL: ADGXX)

ADVANTAGE MUNICIPAL LIQUIDITY FUND (TICKER SYMBOL: ADMXX)

Shares of Daily Income Fund (the “Fund”) – Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio (each, a “Portfolio”, and collectively, the “Portfolios”)

PROSPECTUS

July 27, 2012

Daily Income Fund (the “Fund”) is an open-end, diversified money market fund designed as a cash management service for institutional customers and individuals.

The investment objective of the Money Market Portfolio and the U.S. Government Portfolio is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

The investment objective of the Municipal Portfolio is to seek as high a level of tax-exempt current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

This Prospectus relates exclusively to the Advantage Class of shares (the “Advantage Shares”) of the Daily Income Fund – Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

AVAILABLE THROUGH:

A Division of Freedom Investments, Inc.,

a wholly owned subsidiary of

Oppenheimer & Co. Inc.

375 Raritan Center Parkway

Edison, NJ 08837

Management, Organization and Capital Structure	24
Shareholder Information	25
Dividends and Distributions	28
Certain Tax Consequences	30
Distributions Arrangements	32
Financial Highlights	35

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SUMMARY OF THE ADVANTAGE SHARES OF DAILY INCOME FUND – MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Money Market Portfolio is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

FEES AND EXPENSES OF THE MONEY MARKET PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold Advantage Shares of the Money Market Portfolio.

	Money Market Portfolio Advantage Shares
Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.12%
Distribution and Service (12b-1) Fees		1.00%
Other Expenses (includes Administration Fees listed below)		0.10%
Administration Fees	0.05%

Total Annual Fund Operating Expenses		1.22%

Example

This Example is intended to help you compare the cost of investing in the Advantage Shares of the Money Market Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Advantage Shares of the Money Market Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Advantage Shares of the Money Market Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Money Market Portfolio – Advantage Shares:	$124	$387	$670	$1,477

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PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain investment portfolios with a dollar-weighted average maturity of 60 days or less, to value its investment portfolios at amortized cost and maintain a net asset value of $1.00 per share. The Money Market Portfolio seeks to achieve its objective by investing principally in short-term money market obligations with maturities of 397 days or less, including bank certificates of deposit, time deposits, bankers’ acceptances, high quality commercial paper, loan participation interests, securities issued or guaranteed by the United States Government, state agencies or instrumentalities, and repurchase agreements calling for resale in 397 days or less backed by the foregoing securities. The maturities of variable rate demand instruments held in the Portfolio will be deemed to be the longer of the period required before the Portfolio is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The Fund’s investment manager considers the following factors when buying and selling securities for the Portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considered the overall yield of the Fund and how an individual purchase would impact the yield of the Fund, against the backdrop of the Fund’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Fund and how an individual purpose would impact the credit quality of the Fund, against the backdrop of the Fund’s overall investment objective.

PRINCIPAL RISKS

¡	Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

¡	The value of the Fund’s shares and the securities held by the Fund can each decline in value.

¡	The amount of income the Fund generates will vary with changes in prevailing interest rates.

¡	The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

¡	An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other governmental agency.

¡

The Money Market Portfolio may contain securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign branches of domestic banks, foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers. Foreign securities may be subject to investment risks which may include adverse economic and political developments as well as lack of uniform accounting and financial reporting standards.

RISK/RETURN BAR CHART AND TABLE

The following performance information provides some indication of the risks of investing in the Advantage Shares of the Money Market

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Portfolio. The bar chart shows changes in the Advantage Shares of the Money Market Portfolio’s performance from year to year. The table shows the Portfolio’s average annual total returns for the one year, five year and since inception periods. While analyzing this information, please note that the Portfolio’s past performance is not an indication of how the Portfolio will perform in the future. The current 7-day yield for the Advantage Shares of the Money Market Portfolio may be obtained by calling the Fund at (212) 830-5345 or toll free at (800) 433-1918.

Money Market Portfolio – Advantage Shares

As of June 30, 2012, the Money Market Portfolio’s Advantage Shares had a year-to-date return of 0.01%.

The Money Market Portfolio Advantage Shares’ highest quarterly return was 1.11% for the quarter ended September 30, 2007; the lowest quarterly return was 0.00% for the quarter ended March 31, 2012.

Average Annual Total Returns – Money Market Portfolio Advantage Shares

For the period ended December 31, 2011

One Year	0.04%
Five Year	1.37%
Since Inception*	1.46%

*The inception date for the Money Market Portfolio’s Advantage Shares was November 1, 2006.

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MANAGEMENT

Investment Manager: Reich & Tang Asset Management, LLC (the “Manager”) is the Portfolio’s investment manager.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Money Market Portfolio Advantage Shares of the Fund on any business day through Oppenheimer & Co. Inc. via written request (85 Broad Street, New York, NY 10004) or telephone (800-433-1918). There is no minimum initial or subsequent investment amount.

TAX INFORMATION

The Portfolio’s distributions are taxable as ordinary income, except when your investment is through an IRA, 401(k) plan or other tax-advantaged plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Portfolio and/or its Manager may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY OF THE ADVANTAGE SHARES OF DAILY INCOME FUND – U.S. GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the U.S. Government Portfolio is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

FEES AND EXPENSES OF THE U.S. GOVERNMENT PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold Advantage Shares of the U.S. Government Portfolio.

	U.S. Government Portfolio Advantage Shares
Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.12%
Distribution and Service (12b-1) Fees		1.00%
Other Expenses (includes Administration Fees listed below)		0.10%
Administration Fees	0.05%

Total Annual Fund Operating Expenses		1.22%

Example

This Example is intended to help you compare the cost of investing in the Advantage Shares of the U.S. Government Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Advantage Shares of the U.S. Government Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Advantage Shares of the U.S. Government Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Government Portfolio – Advantage Shares:	$124	$387	$670	$1,477

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PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain investment portfolios with a dollar-weighted average maturity of 60 days or less, to value its investment portfolios at amortized cost and maintain a net asset value of $1.00 per share. The U.S. Government Portfolio seeks to achieve its objective by investing at least 80% of its net assets in short-term, marketable securities and instruments issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, (“Government Securities”) with maturities of 397 days or less, and repurchase agreements which are collateralized by the foregoing securities. For purposes of this test only, net assets include borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The U.S. Government Portfolio may also invest in loan participation interests where the borrower is the U.S. Government or its agencies or instrumentalities.

The Fund’s investment manager considers the following factors when buying and selling securities for the Portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considered the overall yield of the Fund and how an individual purchase would impact the yield of the Fund, against the backdrop of the Fund’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Fund and how an individual purpose would impact the credit quality of the Fund, against the backdrop of the Fund’s overall investment objective.

PRINCIPAL RISKS

¡	Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

¡	The value of the Fund’s shares and the securities held by the Fund can each decline in value.

¡	The amount of income the Fund generates will vary with changes in prevailing interest rates.

¡	The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

¡	An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other governmental agency.

¡

The U.S. Government Portfolio is exposed to the credit risk of the institutions that issue Government Securities. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the Fund.

RISK/RETURN BAR CHART AND TABLE

The following performance information provides some indication of the risks of investing in the Advantage Shares of the U.S. Government Portfolio. The bar chart shows changes in the Advantage Shares of the U.S. Government Portfolio’s performance from year to year. The table shows the Portfolio’s average annual total returns for the one year, five year and since inception periods. While analyzing this information, please note that the Portfolio’s past

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performance is not an indication of how the Portfolio will perform in the future. The current 7-day yield for the Advantage Shares of the U.S. Government Portfolio may be obtained by calling the Fund at (212) 830-5345 or toll free at (800) 433-1918.

U.S. Government Portfolio – Advantage Shares

As of June 30, 2012, the U.S. Government Portfolio’s Advantage Shares had a year-to-date return of 0.01%.

The U.S. Government Portfolio Advantage Shares’ highest quarterly return was 1.07% for the quarter ended June 30, 2007; the lowest quarterly return was 0.00% for the quarter ended June 30, 2011.

Average Annual Total Returns – U.S. Government Portfolio Advantage Shares

For the period ended December 31, 2011

One Year	0.01%
Five Year	1.09%
Since Inception*	1.19%

*The inception date for the U.S. Government Portfolio’s Advantage Shares was November 2, 2006.

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MANAGEMENT

Investment Manager: Reich & Tang Asset Management, LLC (the “Manager”) is the Portfolio’s investment manager.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem U.S. Government Portfolio Advantage Shares of the Fund on any business day through Oppenheimer & Co. Inc. via written request (85 Broad Street, New York, NY 10004) or telephone (800-433-1918). There is no minimum initial or subsequent investment amount.

TAX INFORMATION

The Portfolio’s distributions are taxable as ordinary income, except when your investment is through an IRA, 401(k) plan or other tax-advantaged plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Portfolio and/or its Manager may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY OF THE ADVANTAGE SHARES OF DAILY INCOME FUND – MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Municipal Portfolio is to seek as high a level of tax-exempt current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

FEES AND EXPENSES OF THE MUNICIPAL PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold Advantage Shares of the Municipal Portfolio.

	Municipal Portfolio Advantage Shares
Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.12%
Distribution and Service (12b-1) Fees		1.00%
Other Expenses (includes Administration Fees listed below)		0.15%
Administration Fees	0.05%

Total Annual Fund Operating Expenses		1.27%

Example

This Example is intended to help you compare the cost of investing in the Advantage Shares of the Municipal Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Advantage Shares of the Municipal Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Advantage Shares of the Municipal Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Municipal Portfolio – Advantage Shares:	$129	$403	$697	$1,534

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PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain investment portfolios with a dollar-weighted average maturity of 60 days or less, to value its investment portfolios at amortized cost and maintain a net asset value of $1.00 per share. The Municipal Portfolio seeks to achieve its objective by investing at least 80% of its net assets in obligations issued by states, territories and possessions of the United States and its political subdivisions, public authorities and other entities authorized to issue debt, including Participation Certificates therein the interest on which is exempt from regular federal income tax. For purposes of this test only, net assets include borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The maturities of variable rate demand instruments held in the Portfolio will be deemed to be the longer of the period required before the Portfolio is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The Fund’s investment manager considers the following factors when buying and selling securities for the Portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considered the overall yield of the Fund and how an individual purchase would impact the yield of the Fund, against the backdrop of the Fund’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Fund and how an individual purpose would impact the credit quality of the Fund, against the backdrop of the Fund’s overall investment objective.

PRINCIPAL RISKS

¡	Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

¡	The value of the Fund’s shares and the securities held by the Fund can each decline in value.

¡	The amount of income the Fund generates will vary with changes in prevailing interest rates.

¡	The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

¡	An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other governmental agency.

¡

The Municipal Portfolio invests in municipal debt obligations. The value of these municipal obligations may be affected by uncertainties in the municipal debt market related to taxation. In addition, the payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligors of state, municipal and public authority debt obligations to meet these payment obligations.

¡

Because the Municipal Portfolio may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail. Adverse changes in economic and regulatory developments affecting the banking

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industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S.

and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

RISK/RETURN BAR CHART AND TABLE

The following performance information provides some indication of the risks of investing in the Advantage Shares of the Municipal Portfolio. The bar chart shows changes in the Advantage Shares of the Municipal Portfolio’s performance from year to year. The table shows the Portfolio’s average annual total returns for the one year, five year and since inception periods. While analyzing this information, please note that the Portfolio’s past performance is not an indication of how the Portfolio will perform in the future. The current 7-day yield for the Advantage Shares of the Municipal Portfolio may be obtained by calling the Fund at (212) 830-5345 or toll free at (800) 433-1918.

Municipal Portfolio – Advantage Shares

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As of June 30, 2012, the Municipal Portfolio’s Advantage Shares had a year-to-date return of 0.01%.

The Municipal Portfolio Advantage Shares’ highest quarterly return was 0.70% for the quarter ended June 30, 2007; the lowest quarterly return was 0.00% for the quarter ended March 31, 2012.

Average Annual Total Returns – Municipal Portfolio Advantage Shares

For the period ended December 31, 2011

One Year	0.04%
Five Year	0.88%
Since Inception*	0.94%

*The inception date for the Municipal Portfolio’s Advantage Shares was November 2, 2006.

MANAGEMENT

Investment Manager: Reich & Tang Asset Management, LLC (the “Manager”) is the Portfolio’s investment manager.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Municipal Portfolio Advantage Shares of the Fund on any business day through Oppenheimer & Co. Inc. via written request (85 Broad Street, New York, NY 10004) or telephone (800-433-1918). There is no minimum initial or subsequent investment amount.

TAX INFORMATION

The Portfolio intends to distribute income that is exempt from regular federal income tax. It is possible that a portion of the Portfolio’s distributions may be subject to state, local or federal income taxes or to the federal alternative minimum tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Portfolio and/or its Manager may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of the Money Market Portfolio and the U.S. Government Portfolio is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

The investment objective of the Municipal Portfolio is to seek as high a level of tax-exempt current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

There can be no assurance that a Portfolio will achieve its investment objective.

The investment objective of any Portfolio of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of such Portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Generally

In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other regulations pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have, or are deemed to have, a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in each individual Portfolio of the Fund, on a dollar-weighted basis, will be 60 days or less. The maturities of variable rate demand instruments held in the Money Market Portfolio and Municipal Portfolio will be deemed to be the longer of the period required before these Portfolios are entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The average life for all securities contained in each individual Portfolio of the Fund, on a dollar-weighted basis, and considered as a whole, will be 120 days or less. The average life calculation differs from the average maturity calculation discussed above because the average maturity calculation allows the Fund to deem a security to have a shorter maturity date because of an interest rate readjustment. The average life calculation does not shorten the maturity date because of an interest rate readjustment, but instead is based on a security’s stated final maturity or, when relevant, the date of the next demand feature when the fund may receive payment of principal and interest (such as a put feature).

With respect to the Money Market Portfolio and the U.S. Government Portfolio, the Portfolios will not acquire any security other than a Daily Liquid Asset if, immediately after the acquisition, the Portfolios would have invested less than 10% of their respective total assets in Daily Liquid Assets. As defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), currently Daily Liquid Assets include (i) cash; (ii) direct obligations of the U.S.

15

Government; or securities that will mature or are subject to a demand feature that is exercisable and payable within one business day (collectively, “Daily Liquid Assets”).

The Portfolios will not acquire any security other than a Weekly Liquid Asset if, immediately after the acquisition, the Portfolios would have invested less than 30% of their respective total assets in Weekly Liquid Assets. As defined in Rule 2a-7 under the 1940 Act, currently Weekly Liquid Assets include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that (A) are issued at a discount to the principal amount to be repaid at maturity; and (B) have a remaining maturity date of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days (collectively, “Weekly Liquid Assets”). The Portfolios may maintain a higher percentage of their respective total assets in Daily Liquid Assets or Weekly Liquid Assets if determined to be appropriate by the Fund’s Board of Trustees.

The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or in unrated securities but which have been determined by the Fund’s investment manager to be of comparable quality.

Each Portfolio of the Fund shall invest not more than 5% of its total assets in securities issued by a single issuer, except for U.S. Government

Obligations. With respect to 75% of its total assets, each Portfolio shall invest not more than 10% of its total assets in securities backed by a demand feature or guarantee from the same institution, except for U.S. Government Obligations.

The Fund’s investment manager considers the following factors when buying and selling securities for each of the Fund’s Portfolios: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considered the overall yield of the Fund and how an individual purchase would impact the yield of the Fund, against the backdrop of the Fund’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Fund and how an individual purpose would impact the credit quality of the Fund, against the backdrop of the Fund’s overall investment objective. The Fund may hold uninvested cash reserves pending investment and reserves the right to borrow up to 10% of the Fund’s total assets from banks for temporary purposes.

As a temporary defensive measure a Portfolio may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund’s investment manager. Such a temporary defensive position may cause the Portfolio to not achieve its investment objective.

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Money Market Portfolio

The Money Market Portfolio intends to attain its investment objective through investments in the following securities:

(i)	United States Government Securities: The Money Market Portfolio may purchase short-term obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. These obligations include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of certain agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the United States Treasury, and still others are supported only by the credit of the agency or instrumentality.

(ii)	Domestic and Foreign Bank Obligations: The Money Market Portfolio may purchase securities issued by foreign governments, or any of their political subdivisions or agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks. Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits purchased by the Fund will not benefit from insurance from the FDIC. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.

The Money Market Portfolio limits its investments in obligations of domestic banks, foreign branches of domestic banks and foreign subsidiaries of domestic banks to banks having total assets in excess of one billion dollars or the equivalent in other currencies. The Money Market Portfolio limits its investments in obligations of domestic and foreign branches of foreign banks to dollar denominated obligations of such banks which at the time of investment have more than $5 billion, or the equivalent in other currencies, in total assets. These investments must also meet the quality criteria discussed above under “Principal Investment Strategies – Generally.”

The Money Market Portfolio generally limits investments in bank instruments to (a) those which are fully insured as to principal by the FDIC or (b) those issued by banks which at the date of their latest public reporting have total assets in excess of $1.5 billion. However, the total assets of a bank will not be the sole factor determining the Money Market Portfolio’s investment decisions and the Money Market Portfolio may invest in bank instruments issued by institutions which the investment manager believes present minimal credit risks.

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The Money Market Portfolio may purchase U.S. dollar-denominated obligations issued by foreign branches of domestic banks or foreign branches of foreign banks (“Eurodollar” obligations) and domestic branches of foreign banks (“Yankee dollar” obligations). The Money Market Portfolio will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 25% of its total assets at the time of purchase, provided that there is no limitation on the Money Market Portfolio’s investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligations is unconditionally liable in the event that the foreign branch fails to pay on the Eurodollar obligation for any reason; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Money Market Portfolio will limit its purchases of time deposits to those which mature in seven days or less, and will limit its purchases of time deposits maturing in two to seven days to 10% of such Portfolio’s total assets at the time of purchase.

Eurodollar and other foreign obligations involve special investment risks, including the possibility that (i) liquidity could be impaired because of future political and economic developments, (ii) the obligations may be less marketable than comparable domestic obligations of domestic issuers, (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, (iv) deposits may be seized or nationalized, (v) foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations, (vi) the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, (vii) there may be difficulties in enforcing a judgment against a foreign issuer or (viii) the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by United States Government agencies or instrumentalities.

Variable Amount Master Demand Notes: The Money Market Portfolio may purchase variable amount master demand notes. These instruments are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the quality criteria discussed above under “Principal Investment Strategies – Generally”, The interest rate on a variable amount master demand note is periodically adjusted according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand

18

payment of the principal and interest upon notice not exceeding five business or seven calendar days.

(iv)	Loan Participation Interests: The Money Market Portfolio may purchase participation interest in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards applicable to bank instruments as set forth above. Loan participation interests typically represent direct participation in a loan to a corporate borrower, and are generally offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower, and may assume the credit risk associated with an interposed bank or other financial intermediary.

(v)	Commercial Paper and Certain Debt Obligations: The Money Market Portfolio may purchase commercial paper or similar debt obligations. Commercial paper is generally considered to be short-term unsecured debt of corporations.

(vi)	Repurchase Agreements: The Money Market Portfolio may enter into repurchase agreements provided that the instruments serving as collateral for the agreements are eligible for inclusion in the Money Market Portfolio. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.

U.S. Government Portfolio

Under normal market circumstances, the U.S. Government Portfolio will invest at least 80% of its net assets in short-term Government Securities with maturities of 397 days or less, and repurchase agreements which are collateralized by the foregoing securities. For purposes of this test only, net assets include borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

The Portfolio’s investments may include the following securities:

(i)	United States Treasury Obligations: Obligations issued by the full faith and credit of the United States. U.S. Treasury obligations include bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance.

(ii)

Other Obligations of U.S. Government agencies and instrumentalities: Marketable securities and instruments issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies and instrumentalities are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. Government, e.g., obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration; in other cases payment of

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interest and principal is not guaranteed, e.g., obligation of the Federal Home Loan Bank System and the Federal Farm Credit Bank. The Fund will invest in the securities of those agencies that are not guaranteed or backed by the full faith and credit of the U.S. Government only when the Manager, in its sole discretion, is satisfied that the credit risk with respect to a particular agency or instrumentality is minimal.

(iii)	Repurchase Agreements: The U.S. Government Portfolio may enter into repurchase agreements which are collateralized by obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.

(iv)	Loan Participation Interests: The U.S. Government Portfolio may purchase interests in loans extended to the U.S. Government and its agencies or instrumentalities by banks whose credit quality is comparable to that of issuers of the Portfolio’s securities investments. Loan participation interests typically represent direct participation in a loan to a corporate borrower, and are generally offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower, and may assume the credit risk associated with an interposed bank or other financial intermediary.

Municipal Portfolio

Under normal market circumstances, the Municipal Portfolio will invest at least 80% of its net assets in obligations issued by states, territories and possessions of the United States and its political subdivisions, public authorities and other entities authorized to issue debt, including Participation Certificates therein the interest on which is exempt from regular federal income tax. By investing in liquid, short-term, high quality investments that have high quality support from banks, insurance companies and other financial institutions, the Fund’s investment management believes that it can protect the Municipal Portfolio against credit risks that may exist in long-term municipal debt obligations. For purposes of this test only, net assets include borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any changes in this policy. The Municipal Portfolio intends to attain its investment objective through investments in the following securities:

(i)

Municipal Securities: The Municipal Portfolio may purchase high quality tax-exempt money market instruments (“Municipal Securities”), including debt obligations issued to obtain funds for various public purposes (e.g., the construction of a wide range of public facilities), the refunding of outstanding obligations, the obtaining of funds for general operating expenses and lending such funds to other public institutions and facilities. The Portfolio may also invest in certain types of private activity bonds or industrial development bonds, issued by or

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on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Such obligations are considered to be Municipal Securities provided that the interest paid thereon generally qualifies as exempt from regular federal income tax in the opinion of bond counsel. Interest on certain Municipal Securities may give rise to federal alternative minimum tax liability and may have other federal income tax consequences.

(ii)	Repurchase Agreements: The Municipal Portfolio may enter into repurchase agreements provided that the instruments serving as collateral for the agreements are eligible for inclusion in the Municipal Portfolio. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.

For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

RISKS

A significant change in interest rates or a default on the Fund’s investments could cause its share price (and the value of your investment) to change.

With respect to the Money Market Portfolio and the U.S. Government Portfolio, investments in

U.S. Government securities may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the United States. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, the Fund must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government Securities that the Fund may purchase include:

¡	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

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¡

Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (Ginnie Mae) and the Federal Housing Administration (FHA).

¡

Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.

¡

Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

Since the Money Market Portfolio may contain securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign branches of domestic banks, foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, the Money Market Portfolio may be subject to additional investment risks when compared with those incurred by a fund which invests only in domestic issuers. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Similarly, volume in most foreign securities markets is less than in the United States. The issuers of some of these securities may be subject to less stringent or different regulation than are United States issuers. In addition, there may be less publicly available information about a non-United States issuer, and non-United States issuers generally are not subject to uniform accounting and financial reporting standards and requirements. Additional risks associated with foreign investments might include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities. Furthermore, some of these foreign securities may be subject to stamp, withholding or other excise taxes levied by foreign governments, which have the effect of increasing the cost of such securities and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

The investment policies of the U.S. Government Portfolio may produce a lower yield than a policy of investing in other types of instruments. The yield of the U.S. Government Portfolio is likely to be lower than the yield of the Money Market Portfolio.

Since the Municipal Portfolio invests in municipal debt obligations, the value of these municipal obligations may be affected by uncertainties on the municipal debt market

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related to taxation. In addition, the payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligors of state, municipal and public authority debt obligations to meet these payment obligations. The Municipal Portfolio may be exposed to the credit risk of the banks, insurance companies or the financial institutions which provide the credit support on long-term municipal debt obligations in which the Municipal Portfolio may invest.

Since the Municipal Portfolio may invest in Participation Certificates that may be secured by bank letters of credit guarantees, an investment in the Municipal Portfolio should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions. These factors may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

PORTFOLIO HOLDINGS

In order to comply with amendments to Rule 2a-7 under the 1940 Act, information concerning each of the Portfolio’s holdings, as well as their weighted average maturity and weighed average life, will be posted on the Portfolio’s website at http://www.reichandtang.com/portfolio-holdings five business days after the end of the month and remain posted for six months thereafter. The information may also be obtained by calling toll-free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further

23

notice to shareholders, including making additional disclosure of the Fund’s portfolio holdings on the Fund’s website. A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s securities is available in the Statement of Additional Information.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Fund’s investment manager is Reich & Tang Asset Management, LLC (the “Manager”). The Manager’s principal business office is located at 1411 Broadway, 28th Floor, New York, NY 10018. As of June 30, 2012, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $12.5 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of eleven portfolios of registered investment companies, of which it acts as administrator for seven.

Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages each Portfolio’s securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Fund. Pursuant to the Investment Management Contract, each of the Portfolios pays an annual management fee of 0.12% of each Portfolio’s average daily net assets. For the fiscal year ended March 31, 2012, following a voluntary fee waiver for the U.S. Government and Municipal Portfolios, the Fund paid the Manager a management fee equal to 0.12% of the Money Market, 0.12% of the U.S. Government, and 0.11% of the Municipal Portfolios’ average daily net assets. A discussion regarding the basis for the Board of Trustees approving the continuance of the Investment

Management Contract is available in the Fund’s annual report for the period ended March 31, 2012.

Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager provides all management and administrative services reasonably necessary for the Fund’s operation, other than those services that the Manager provides to the Fund pursuant to the Investment Management Contract. The Manager also provides the Fund with personnel to perform all of the clerical and accounting type functions not performed by the Manager pursuant to the Investment Management Contract and the Administrative Services Contract. For its services under the Administrative Services Contract, the Fund pays the Manager an annual fee of 0.05% of each Portfolio’s average daily net assets. For the fiscal year ended March 31, 2012, following a voluntary fee waiver, the Fund paid the Manager a fee for administrative services equal to 0.04% of the Money Market, 0.02% of the U.S. Government and 0.02% of the Municipal Portfolios’ average daily net assets.

The Manager, at its discretion, may voluntarily waive all or a portion of the investment management and the administrative services fees. Any portion of the total fees received by the Manager and its past profits may be used to

24

provide shareholder services and for distribution of Fund shares.

In addition, Reich & Tang Distributors, Inc. (the “Distributor”), receives a shareholder servicing fee equal to 0.25% per annum of the average daily net assets of the Advantage Shares of each Portfolio under the Shareholder Servicing Agreement and a distribution fee in an amount not to exceed 0.75% per annum of the average daily net assets of the Advantage Shares of each Portfolio under the Distribution Agreement. The fees are accrued daily and paid monthly. For the fiscal year ended March 31, 2012, following a voluntary fee waiver, the Fund paid the Distributor a fee for shareholder servicing equal to 0.05% of the Money Market, 0.00% of the U.S. Government and 0.01% of the Municipal Portfolios’ average daily net assets. For the fiscal year ended March 31, 2012, following voluntary fee waivers, the distribution fees were fully waived.

Investment management fees and operating expenses, which are attributable to more than one Class of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding at the end of the day.

SHAREHOLDER INFORMATION

Each Portfolio sells and redeems its shares on a continuing basis at its net asset value and does not impose a charge for either purchases or redemptions. All transactions in the Fund are effected through the Fund’s transfer agent, who accepts orders for purchases and redemptions from (i) Oppenheimer & Co. Inc. for orders placed through Oppenheimer & Co. Inc.’s sweep service or through Oppenheimer & Co. Inc. securities account, and (ii) the retirement plan sponsor or administrator for orders placed through the Oppenheimer & Co. Inc. retirement plan.

PURCHASE AND REDEMPTION OF SHARES

Only the Advantage Shares of the Portfolios are offered through this Prospectus. All Fund shares are held in an omnibus account at the Fund through Oppenheimer & Co. Inc., or through Oppenheimer & Co. Inc. retirement plan sponsors or administrators which will maintain individual investor accounts.

Oppenheimer & Co. Inc. and its affiliates and the Oppenheimer & Co. Inc. retirement plan sponsors or administrators may impose account fees separate from any fees charged by the Fund and may also set deadlines for receipt of orders from investors that are earlier than the deadline of the Fund due to processing and other reasons. Investors should read this prospectus in conjunction with the materials provided by Oppenheimer & Co. Inc. and any plan sponsors or administrators.

Oppenheimer & Co. Inc. may transmit an investor’s purchase or redemption order for Advantage Shares to the Fund’s transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order for Advantage Shares with Oppenheimer & Co. Inc. before 4:00 p.m., Eastern time on that day. The investor will then receive the net asset value of the Fund’s

25

shares determined as of 4:00 p.m., Eastern time on the day he placed his order for Advantage Shares with Oppenheimer & Co. Inc. Oppenheimer & Co. Inc. is responsible for instituting procedures to ensure that purchase orders by its respective clients are processed expeditiously.

Orders placed through the Oppenheimer & Co. Inc. retirement plan for Advantage Shares will receive the net asset value of the Fund’s shares next determined after the Fund’s transfer agent receives the orders from the retirement plan sponsors or administrators.

There is no minimum initial or subsequent investment for Advantage Shares.

INITIAL INVESTMENTS (PURCHASES)

Contact your Financial Advisor to arrange for an initial investment in a Portfolio. You may use a Portfolio either as the money market fund tied to your Oppenheimer& Co. Inc. securities account through Oppenheimer & Co. Inc.’s sweep service or as an additional investment position held in your securities account. Clients who wish to use the Fund as a sweep vehicle for their brokerage accounts must indicate that election in writing.

The “sweep” means that cash is automatically invested in a Fund when the cash becomes available in your Oppenheimer & Co. Inc. securities account from any source such as proceeds from securities sales, receipt of dividends or interest income, or a check deposit from you. Amounts of $10,000 or more are invested on the next business day; amounts less than $10,000 are invested once a week on the first business day of the following week. The sweep automatically withdraws cash from the Fund when appropriate to cover purchases or other activities in your account.

Participants in the Oppenheimer & Co. Inc. retirement plan should contact their plan sponsor to arrange for an initial investment in the Fund.

SUBSEQUENT INVESTMENTS (PURCHASES)

Mail or deliver your check, payable to Oppenheimer & Co. Inc., to your Financial Advisor. Please write your securities account number and the Fund name on the check. If you wish to make an investment by sending a wire from your bank, contact your Financial Advisor to obtain wiring instructions.

Participants in the Oppenheimer & Co. Inc. retirement plan should contact their plan sponsor to arrange for subsequent investments in the Fund.

GENERAL INFORMATION ON PURCHASES

Advantage Shares of the Portfolios may be purchased through Oppenheimer & Co. Inc. The net asset value of the Advantage Shares of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio of the Fund’s shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays and Good Friday) and (ii) Columbus Day and Veterans’ Day (each, a “Holiday”). However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its

26

net asset value. The net asset value is computed by dividing the value of each Portfolio’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. Each Portfolio intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

The Fund’s portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the market value of the Fund’s share price to be less than $0.997 or greater than $1.003, the Board of Trustees will consider whether any action should be initiated to prevent the share price from going below $0.995 per share or above $1.005 per share. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.

Shares are issued as of the first determination of the Portfolio’s net asset value per share made after acceptance of the investor’s purchase order. In order to maximize earnings on its Portfolios, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as “Federal Funds”). Portfolio shares begin accruing income on the day the shares are issued to an investor.

The Fund reserves the right to reject any purchase order of its shares. In addition, the Fund does not accept cash, and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier’s checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.

WITHDRAWALS (REDEMPTIONS)

For withdrawals other than those automatically activated by the sweep, please instruct your Financial Advisor as to the withdrawal amount and the delivery of the proceeds.

Participants in the Oppenheimer & Co. Inc. retirement plan should contact their plan sponsor to arrange for redemptions of shares held in the Fund.

GENERAL INFORMATION ON REDEMPTIONS

You may redeem your shares, in whole or in part, on any day on which a Portfolio’s net asset value is calculated. Shares are redeemed at the net asset value next determined after receipt of proper notice of redemption. If you redeem all of your shares, you will receive payment of all dividends declared but unpaid through the date of redemption. If you redeem only a portion of the shares in your account, the dividends declared but unpaid on the shares redeemed will not be distributed to you until the next regular dividend payment date. For Advantage Shares, if your redemption order is received prior to 4:00 p.m. Eastern time, the redemption will be effective on that day and the Fund will endeavor to transmit

27

payment that same business day. For Advantage Shares, if the notice of redemption is received after 4:00 p.m. Eastern time, the redemption will be made on the next business day.

The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, (iv) such other period as the SEC may by order permit for the protection of the shareholders of the Fund, or (v) a situation where the Fund needs to rely on Rule 22e-3 under the 1940 Act in order to facilitate an orderly liquidation of the Fund.

The Fund and its agents reserves the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder’s account if the Fund and its agents are unable to verify the shareholder’s identity within a reasonable time after the shareholder’s account is opened. If a Fund closes a shareholder’s account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

REDEMPTION IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its net asset value. This process minimizes the effect of large redemptions on each Portfolio and their remaining shareholders.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

28

Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund’s fiscal year.

All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder, even though such shareholder has not received a cash distribution to pay the resulting tax, if any. See “Certain Tax Consequences.”

Election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. If the shareholder makes no election, the Fund will make the distribution in shares. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year’s net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. Except as described herein, each Portfolio’s net investment income (excluding capital gains, if any) will be declared as a dividend on each Fund Business Day. The Fund declares dividends for Saturdays, Sundays and holidays on the previous Fund Business Day. The Fund pays dividends monthly. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

Because the Advantage Shares bear the service fee under the Fund’s 12b-1 Plan, the net income of and the dividends payable to this share class may be lower than the net income of and dividends payable to certain other share classes of the Fund. Dividends paid to each Class of shares of each Portfolio of the Fund will, however, be declared on the same days at the same times and, except as noted with respect to the service fees payable under the Fund’s 12b-1 Plan, will be determined in the same manner and paid in the same amounts.

FREQUENT TRADING

The Reich & Tang family of funds discourages short-term or excessive trading (“frequent trading”) of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the

29

efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under “General Information on Purchases,” the Fund reserves the right to reject any purchase order for its shares for any reason and thus may exercise such right in the event it determines that a purchase order is disruptive to the Fund’s management or otherwise. The Fund’s procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

HOUSEHOLDING OF FUND INFORMATION

To reduce duplicative mail and Fund expenses, we currently mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you do not want us to consolidate your fund mailings and wish to receive individual copies of these documents, please contact your Financial Advisor. We will begin sending you individual copies within thirty days after receiving your request.

CERTAIN TAX CONSEQUENCES

The Fund intends to continue to qualify for the income tax treatment applicable to a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for each Portfolio. To qualify as a regulated investment company, each Portfolio must meet certain tests concerning its investments and distributions. For each year a Portfolio qualifies as a regulated investment company, the Portfolio will not be subject to federal income tax on its investment company taxable income (which generally consists of ordinary income, including taxable

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interest, and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net long-term capital gains distributed to its shareholders in the form of dividends or capital gain distributions. Additionally, each Portfolio will not be subject to a federal excise tax if the Portfolio distributes each year at least 98% of its ordinary income and 98.2% of its capital gain net income to its shareholders and any undistributed and untaxed amounts from prior years.

Dividends of investment company taxable income are taxable to the recipient shareholders as ordinary income. The Fund expects that as a result of its investment objectives, except as provided in the following paragraph, distributions will (i) consist primarily of ordinary income, (ii) in the case of corporate shareholders, not be eligible for the dividends received deduction, and (iii) in the case of individual shareholders, not be eligible for the reduced tax rate currently applicable to certain qualified dividend income. Dividends and distributions are treated in the same manner for federal income tax purposes whether the shareholders receive cash or additional shares. A shareholder who elects to reinvest in additional shares will be treated for tax purposes as if it had received and reinvested the cash dividend.

The Fund expects that as a result of the investment objectives of the Municipal Portfolio, distributions by the Municipal Portfolio will be exempt from regular federal income tax to the extent that they are derived from Municipal Securities and reported as exempt-interest dividends, provided that the Municipal Portfolio complies with the requirements of the Code regarding qualification to pay exempt-interest dividends. Exempt-interest dividends received by a shareholder may be subject to federal alternative minimum tax, state and local tax, and other limitations applicable to certain shareholders. Investors should consult their own tax advisors with respect to the treatment of exempt-interest dividends based on their specific facts.

A shareholder’s initial tax basis for its shares in the Fund will be its cost of the shares, including any fees or expenses. The sale of shares in the Fund will be the taxable disposition of an asset, with gain or loss recognized in an amount equal to the difference between the shareholder’s adjusted tax basis for the shares and the proceeds received on the sale. Gain or loss generally will be treated as capital gain or loss if the shares in the Fund are held as capital assets. Such capital gain or loss will be long-term if the shareholder has held the shares in the Fund for more than one year, and, for individual shareholders, may qualify for the maximum capital gain tax rate of 15% (for taxable years beginning before January 1, 2013) rather than the tax rate applicable to ordinary income. The exchange of shares of one Portfolio for shares of another Portfolio, if available, will also be treated as a taxable disposition of the shares exchanged, on which gain or loss will be recognized. In either case, loss recognition may be affected by the loss disallowance rules of the Code subject to certain exceptions.

The Fund is required by federal law to withhold 28% of reportable payments as backup withholding (which may include dividends, capital gain distributions and redemptions) paid to shareholders who have not complied with

31

Code requirements regarding the supplying of their taxpayer identification number and the reporting of income. In connection with this withholding requirement, a shareholder will be asked to certify on its application that the social security or tax identification number provided is correct and that the shareholder is not subject to backup withholding for various reasons including previous underreporting to the IRS.

Distributions from the U.S. Government Portfolio that are derived from interest on certain obligations of the United States Government and agencies thereof, and distributions from the Municipal Portfolio that are derived from interest on certain obligations of states and agencies thereof, may be exempt from state and local taxes in certain states. Investors should consult their own tax advisors regarding specific questions as to federal, state or local taxes. Additional tax information is provided in the Statement of Additional Information.

DISTRIBUTION ARRANGEMENTS

RULE 12B-1 FEES

Investors do not pay a front-end sales charge to purchase Advantage Shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and/or for the provision of servicing to the Advantage Shares shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund’s Board of Trustees has adopted a Rule 12b-1 distribution and service plan (the “Plan”), with respect to the Advantage Shares of the Fund and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement.

Under the Distribution Agreement, the Distributor serves as distributor of the Fund’s shares. The Distributor receives a distribution fee not to exceed 0.75% per annum of each Portfolio’s Advantage Shares’ average daily net assets (the “Distribution Fee”) for providing distribution related services and for making payments to Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage Shares. As agent for the Fund, the Distributor will solicit orders for the purchase of the Fund’s shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal. This fee is accrued daily and paid monthly. For the fiscal year ended March 31, 2012, the Distribution Fees were fully waived.

Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Advantage Shares, a service fee equal to 0.25% per annum of each Portfolio’s Advantage Shares’ average daily net assets (the “Shareholder Servicing Fee”) for providing personal shareholder services and for the maintenance of shareholder accounts. The fees are accrued daily

32

and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Oppenheimer & Co. Inc. with respect to its provision of such services to its clients or customers who are Advantage shareholders of each Portfolio. For the fiscal year ended March 31, 2012, following voluntary fee waivers, the Fund paid the Distributor a Shareholder Servicing fee equal to 0.05% of the Money Market, 0.00% of the U.S. Government and 0.01% of the Municipal Portfolios’ average daily net assets.

The Plan and the Shareholder Servicing Agreement provide that in addition to the shareholder servicing fee the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Oppenheimer & Co. Inc. in carrying out their obligations under the Shareholder Servicing Agreement with respect to Advantage Shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund’s Prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee, and past profits for the following purposes: (i) to pay the cost of, and to compensate others, including Oppenheimer & Co. Inc. with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Advantage Shares of the Fund; (ii) to compensate Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage Shares of the Fund; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund’s shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee and past profits, for the purposes enumerated in (i) above. The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract, Administrative Services Agreement, Distribution Agreement or Shareholder Servicing Agreement in effect for that year.

Oppenheimer & Co. Inc. receives distribution and servicing payments from the Distributor with respect to the Advantage Shares in amounts that exceed the payments the Distributor receives from the Fund pursuant to the Plan, Distribution Agreement and Shareholder Servicing Agreement with respect to such shares. The excess of such payments over the total payments the Distributor receives from the Fund represents payments made out of the Manager’s and/or Distributor’s own resources. These payments may be referred to as “revenue sharing” but do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be

33

made to Oppenheimer & Co. Inc. for providing services to the Fund or its shareholders, including, without limitation, shareholder servicing, administration, accounting, transfer agency and/or distribution service. The amount of these payments may create an incentive for Oppenheimer & Co. Inc., and its affiliates to sell shares of the Fund to you or to recommend one Fund complex over another. Please speak with your financial advisor to learn more about these payments. Additional information regarding these payments can be found in the Fund’s Statement of Additional Information. In addition, to the extent allowable under the

Financial Industry Regulatory Authority (“FINRA”) rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for Oppenheimer & Co. Inc. and may provide non-cash compensation to Oppenheimer & Co. Inc. like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

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FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the financial performance of the Advantage Shares of the Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolios since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

ADVANTAGE SHARES	Money Market Portfolio
	Years Ended March 31,
Per Share Operating Performance	2012	2011	2010	2009	2008
(for a share outstanding throughout the period)
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.000	0.001	0.001	0.016	0.040
Net realized and unrealized gain (loss) on investments	0.000	0.000	0.000	0.000	0.000

Total from investment operations	0.000	0.001	0.001	0.016	0.040

Less distributions from:
Dividends from net investment income	(0.000)	(0.001)	(0.001)	(0.016)	(0.040)
Net realized gain on investment	—	—	—	0.000	0.000

Total distributions	(0.000)	(0.001)	(0.001)	(0.016)	(0.040)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.03%	0.05%	0.05%	1.63%	4.06%

Ratio/Supplemental Data
Net assets, end of period (000’s)	$1,548,680	$1,549,602	$1,574,427	$1,704,903	$3,451,676
Ratio to average net assets:
Net investment income	0.03%	0.05%	0.05%	1.70%	3.95%
Expenses (net of fees waived) (a)	0.26%	0.31%	0.49%	1.04%	1.02%
Management and administration fees waived	0.01%	0.00%	0.01%	0.06%	0.02%
Shareholder servicing and distribution fees waived	0.95%	0.93%	0.75%	0.17%	0.17%
Expenses paid indirectly	—	—	—	0.00%	0.00%

(a)	Includes expenses paid indirectly, if applicable

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FINANCIAL HIGHLIGHTS (CONTINUED)

ADVANTAGE SHARES	U.S. Government Portfolio
	Years Ended March 31,
Per Share Operating Performance	2012	2011	2010	2009	2008
(for a share outstanding throughout the year)
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.000	0.000	0.000	0.007	0.036
Net realized and unrealized gain (loss) on investments	0.000	0.000	—	(0.000)	(0.000)

Total from investment operations	0.000	0.000	0.000	0.007	0.036

Less distributions from:
Dividends from net investment income	(0.000)	(0.000)	(0.000)	(0.007)	(0.036)
Net realized gain on investment	—	—	—	—	—

Total distributions	(0.000)	(0.000)	(0.000)	(0.007)	(0.036)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.01%	0.01%	0.02%	0.70%	3.71%

Ratio/Supplemental Data
Net assets, end of year (000’s)	$881,868	$882,200	$867,087	$970,310	$662,379
Ratio to average net assets:
Net investment income	0.01%	0.01%	0.01%	0.66%	3.37%
Expenses (net of fees waived)	0.19%	0.27%	0.47%	0.99%	1.02%
Management and administration fees waived	0.03%	0.00%	0.02%	0.05%	0.09%
Shareholder servicing & distribution fees waived	1.00%	0.95%	0.76%	0.21%	0.16%

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FINANCIAL HIGHLIGHTS (CONTINUED)

ADVANTAGE SHARES	Municipal Portfolio
	Years Ended March 31,
Per Share Operating Performance	2012	2011	2010	2009	2008
(for a share outstanding throughout the year)
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.000	0.001	0.001	0.011	0.025
Net realized and unrealized gain (loss) on investments	0.000	(0.000)	0.000	(0.000)	0.000

Total from investment operations	0.000	0.001	0.001	0.011	0.025

Less distributions from:
Dividends from net investment income	(0.000)	(0.001)	(0.001)	(0.011)	(0.025)
Net realized gain on investment	—	(0.000)	(0.000)	—	(0.000)

Total distributions	(0.000)	(0.001)	(0.001)	(0.011)	(0.025)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.03%	0.05%	0.08%	1.12%	2.52%

Ratio/Supplemental Data
Net assets, end of year (000’s)	$206,025	$182,277	$212,071	$186,442	$221,862
Ratio to average net assets:
Net investment income	0.03%	0.05%	0.05%	1.12%	2.41%
Expenses (net of fees waived) (a)	0.25%	0.40%	0.57%	1.04%	1.02%
Management and administration fees waived	0.03%	0.05%	0.07%	0.10%	0.13%
Shareholder servicing and distribution fees waived	0.99%	0.83%	0.66%	0.16%	0.16%
Transfer agency fees waived	—	—	—	—	—
Expenses paid indirectly	0.00%	0.00%	—	0.00%	0.00%

(a)	Includes expenses paid indirectly, if applicable

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Advantage Shares of Daily Income Fund

Money Market Portfolio

U.S. Government Portfolio

Municipal Portfolio

A Statement of Additional Information (SAI) dated July 27, 2012, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about each Portfolio’s investments is available in the Fund’s annual and semi-annual reports to shareholders. You may obtain the SAI and the annual and semi-annual reports without charge by calling the Fund at (212) 830-5345 or toll-free at (800) 433-1918. You may also obtain the SAI and the annual and semi-annual reports without charge by visiting the Fund’s website at http://hosted.rightprospectus.com/RNT/Advantage. To request other information about the Fund, please call your financial intermediary or the Fund.

A current SAI has been filed with the Securities and Exchange Commission. Information about the Fund (including the SAI) is also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Fund reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act No. 811-8312

Reich & Tang Distributors, Inc.

1411 Broadway

New York, NY 10018

(212) 830-5345

ADVMM_23380W846 – P0712

ADVGOVT_23380W747 – P0712

ADVMUNI_23380W689 – P0712

Available exclusively to customers of:

Oppenheimer & Co. and its affiliates

ADVANTAGE PRIMARY LIQUIDITY FUND ADVANTAGE GOVERNMENT LIQUIDITY FUND ADVANTAGE MUNICIPAL LIQUIDITY FUND PROSPECTUS
July 27, 2012